UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2014

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vasagatan 11, 7th Floor, SE-111 20

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

The information set forth in Item 8.01 hereof is incorporated by reference in this Item 5.02.

Item 8.01	Other Events.

On April 3, 2014 Autoliv, Inc. (the “Corporation”) issued a press release announcing that Mr. Lars Nyberg, director and Chairman of the Board of Directors of the Corporation (the “Board”), informed the Board that he will withdraw his name from nomination for re-election to the Board at the Corporation’s 2014 Annual Meeting of Stockholders on May 6, 2014 (the “Meeting”). In connection with his withdrawal from nomination, Mr. Nyberg also informed the Board that he will resign as Chairman of the Board, effective immediately. Mr. Nyberg will continue to serve on the Board as a director through the end of the voting at the Meeting. In informing the Board of his decision, Mr. Nyberg indicated that he did not want the ongoing investigations relating to his former employment with TeliaSonera to distract from the Corporation’s continued success. The Board has appointed Mr. Jan Carlson, a current director and the President and Chief Executive Officer of the Corporation, as Interim Chairman of the Board, effective immediately. The Board is working through a process regarding the decision of Chairman of the Board and is likely to make an announcement before, or in connection with, the Annual Meeting of Stockholders to be held on May 6, 2014. If the Board should decide to appoint Mr. Carlson as the Chairman of the Board, the Board would also appoint an independent lead director.

At this time, the Board is not nominating a replacement director for election at the Meeting and will reduce the size of the Board to seven members immediately following the Meeting. Other than Mr. Nyberg, the nominees named in the 2014 Proxy Statement will stand for election at the Meeting. Notwithstanding Mr. Nyberg’s withdrawal, the form of proxy card included in the Company’s definitive proxy materials remains valid. However, any votes that are or have been submitted with instruction to vote for all of the Board’s nominees will be voted only for the remaining two nominees, as named in the 2014 Proxy Statement, and any votes that are or have been submitted with instruction to vote for Mr. Nyberg will be disregarded.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	EXHIBITS

99.1	Press Release of Autoliv, Inc. dated April 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Interim Vice President – Legal Affairs
General Counsel and Secretary

Date: April 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated April 3, 2014.